Registration No. 33-37338 and 811-6198

    As filed with the Securities and Exchange Commission on October 28, 1998

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       X

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No.  10                     X

                                     and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

                  Amendment No.  12                                   X

                        (Check appropriate box or boxes)

                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

           500 EAST BROWARD BOULEVARD, FORT LAUDERDALE, FLORIDA 33394
               (Address of Principal Executive Offices) Zip Code)

                  Registrant's Telephone Number: (954) 527-7500

                                Barbara J. Green
                            Templeton Worldwide, Inc.
                           500 East Broward Boulevard
                         FORT LAUDERDALE, FLORIDA 33394
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

                  immediately upon filing pursuant to paragraph (b) of Rule 485

                  on        pursuant to paragraph (b) of Rule 485

                  60 days after filing pursuant to paragraph (a)(1) of Rule 485

          X       on DECEMBER 31, 1998 pursuant to paragraph (a)(1) of Rule 485

                  75 days after filing pursuant to paragraph (a)(2) of Rule 485

                  on       pursuant to paragraph (a)(2) of Rule 485

                  this post-effective amendment designates a new effective date for a previously filed post-effective amendment



PAGE



                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART A


N-1A                                                          LOCATION IN
ITEM NO.             ITEM                              REGISTRATION STATEMENT

  1               Cover page                         Cover Page

  2               Synopsis                           Expense Summary

  3               Condensed Financial                "Financial Highlights";
                  Information                        "How Does the Fund
                                                      Measure Performance?"

  4               General Description                "How Is the Fund Organized?";
                  of Registrant                      "How Does the Fund Invest Its Assets?";
                                                     "What Are the Risks of Investing in
                                                      the Fund?"

  5               Management of the Fund             "Who Manages the Fund?"

  5A              Management's Discussion            Contained in Registrant's Annual
                  of Fund Performance                Report to Shareholders

  6               Capital Stock and Other            "How is the Fund Organized?"; "Services
                  Securities                          to Help You Manage Your Account"; "What
                                                      Distributions Might I Receive From the
                                                      Fund?"; "How Taxation Affects the Fund
                                                      and its Shareholders"

  7               Purchase of Securities             "How Do I Buy Shares?"; "May I Exchange
                  Being Offered                       Shares for Shares of Another Fund?";
                                                     "Transaction Procedures and Special
                                                      Requirements"; "Services to Help You Manage
                                                      Your Account"; "Who Manages the Fund?"; "Useful
                                                      Terms and Definitions"

  8               Redemption or Repurchase           "May I Exchange Shares for Shares of Another
                                                      Fund?"; "How Do I Sell Shares?"; "Transaction
                                                      Procedures and Special Requirements"?; "Services
                                                      to Help You Manage Your Account"

  9               Pending Legal Proceedings           Not Applicable


PAGE


                    TEMPLETON CAPTIAL ACCUMULATOR FUND, INC.
                              CROSS-REFERENCE SHEET
                                    FORM N-1A

                                     PART B


N-1A                                                  LOCATION IN
ITEM NO.               ITEM                           REGISTRATION STATEMENT

 10               Cover Page                         Cover Page

 11               Table of Contents                  Table of Contents

 12               General Information and            Not Applicable
                  History

 13               Investment Objectives and         "How Does the Fund Invest Its Assets?";
                  Policies                          "Investment Restrictions"; "What Are the
                                                     Risks of Investing in the Fund?"

 14               Management of the                  "Officers and Directors"; "Investment
                  Registrant                          Management and Other Services"

 15               Control Persons and                "Officers and Directors"; "Investment
                  Principal Holders of                Management and Other Services"; "Miscellaneous
                  Securities                          Information?"

 16               Investment Advisory and            "Investment Management and Other Services";
                  Other Services                     "The Fund's Underwriter"

 17               Brokerage Allocation and           "How Does the Fund Buy Securities
                  Other Practices                     For Its Portfolio?"

 18               Capital Stock and Other            "Miscellaneous Information"; See Prospectus
                  Securities                         "How Is The Fund Organized?"

 19               Purchase, Redemption and          "How Do I Buy, Sell and Exchange Shares?";
                  Pricing of Securities             "How Are Fund Shares Valued?";
                  Being Offered                     "Financial Statements"

 20               Tax Status                        "Additional Information on Distributions
                                                     and Taxes"

 21               Underwriters                       "The Fund's Underwriter"

 22               Calculation of Performance         "How Does the Fund Measure Performance?"
                  Data

 23               Financial Statements               Financial Statements




                                     PART A
                                   PROSPECTUS



PAGE


                            PROSPECTUS & APPLICATION

                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

                                JANUARY 1, 1999

This prospectus describes Templeton Capital Accumulator Fund, Inc. (the "fund"). Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

You may not purchase fund shares directly. You may acquire fund shares only by investing in Templeton Capital Accumulation Plans (the "Plans" or "Plan"). The sales charges for the first year of a Plan can amount to as much as 50% of the amounts you invest that year under the Plan. The Plans are not suitable for short-term investment. Details of the Plans, including all charges, are in the attached prospectus for the Plans. Please read the Plan prospectus before investing and keep it for future reference.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated January 1, 1999, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES DESCRIBED HEREIN IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


PAGE



                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

                                January 1, 1999

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                                TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary........................................................[P-3]
Financial Highlights...................................................[P-4]
How Does the Fund Invest Its Assets?...................................[P-5]
What Are the Risks of Investing in the Fund?...........................[P-7]
Who Manages the Fund?..................................................[P-9]
How Does the Fund Measure Performance?.................................[P-10]
How Taxation Affects the Fund and Its Shareholders.....................[P-10]
How Is the Fund Organized?.............................................[P-13]

ABOUT YOUR ACCOUNT

How Do I Buy Shares?...................................................[P-13]
May I Exchange Shares for Shares of Another Fund?......................[P-13]
How Do I Sell Shares?..................................................[P-14]
What Distributions Might I Receive From the Fund?......................[P-15]
Transaction Procedures and Special Requirements........................[P-16]
Services to Help You Manage Your Account...............................[P-19]
What If I Have Questions About My Account?.............................[P-20]

GLOSSARY

Useful Terms and Definitions...........................................[P-21]

100 Fountain Parkway
P.O. Box 33030
St. Petersburg
FL 33733-8030
1-800/DIAL BEN(R)


PAGE


                                 ABOUT THE FUND

                                 EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the fund's historical expenses for the fiscal year ended August 31, 1998. The fund's actual expenses may vary.


  A.    SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases                None

  B.    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE
        OF AVERAGE NET ASSETS)

        Management Fees                                         [0.75]%

        Other Expenses                                          [0.38]%

        Total fund Operating Expenses                           [1.13]%

 C.     EXAMPLE


                                                                      1 YEAR    3 YEARS   5 YEARS   10 YEARS

        Assume the fund's  annual  return is 5% and its operating       $[]       $[]        $[]      $[]
        expenses  are as  described  above,  and  you  sell  your
        shares  after the  number of years  shown.  These are the
        projected  expenses  for each  $1,000  that you invest in
        the fund.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends and are not directly charged to your account.

The expense summary shows only the expenses of the fund. You will be charged a separate sales charge to compensate Distributors for creating the Plans and to pay selling expenses and commissions to Securities Dealers. We deduct this charge from each monthly investment that you make. The charge will vary according to the size of your monthly investment. For example, on a $100 per month Plan, $50 is deducted from each of the first 12 monthly investments. After that, the charge drops to $6.07 on each subsequent monthly investment. For details concerning sales charges, see the accompanying prospectus for the Plans.


PAGE



                              FINANCIAL HIGHLIGHTS

This table summarizes the fund's financial history. The information has been
audited by [   ], the fund's independent auditors. Their audit
report covering each of the most recent five years appears in the financial statement in the fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.



PER SHARE OPERATING PERFORMANCE(2)                                                      YEAR ENDED AUGUST 31
                                                         --------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE         1998         1997        1996        1995        1994       1993        1992
YEAR)
------------------------------------------- ------------ ----------- ------------ ----------- ---------- ----------- ----------
Net asset value, beginning of year......                 $     9.08  $     7.97   $    8.10   $    6.87  $    5.48    $  5.21
------------------------------------------- ------------ ----------- ------------ ----------- ---------- ----------- ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................                        .18         .19         .14         .09        .10        .08
Net realized and unrealized gains.......                       2.03        1.10         .12        1.30       1.44        .28
                                                         ----------  ----------   ---------   ---------  ---------   --------
TOTAL FROM INVESTMENT OPERATIONS........                       2.21        1.29         .26        1.39       1.54        .36
                                                         ----------  ----------   ---------   ---------  ---------   --------
LESS DISTRIBUTIONS
Dividends from net investment income....                       (.18)       (.15)       (.10)       (.07)      (.10)      (.09)
Distributions from net realized gains...                       (.14)       (.03)       (.29)       (.09)      (.05)        --
                                                         ----------- -----------  ----------  ---------- ----------  --------
TOTAL DISTRIBUTIONS.....................                       (.32)       (.18)       (.39)       (.16)      (.15)      (.09)
------------------------------------------- ------------ ----------- ------------ ----------- ---------- ----------- ----------
Net asset value, end of year............                 $    10.97  $     9.08   $    7.97   $    8.10  $    6.87    $  5.48
------------------------------------------- ------------ ----------- ------------ ----------- ---------- ----------- ----------
TOTAL RETURN(3).........................                      25.06%      16.50%       3.40%      20.64%     29.11%      7.01%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)...........                 $ 172,683   $ 108,019    $ 65,538    $ 38,323   $ 18,365     $ 8,690
RATIOS TO AVERAGE NET ASSETS
Expenses................................                       1.13%       1.16%       1.34%       1.58%      1.91%      1.84%
Expenses, net of reimbursement..........                       1.00%       1.00%       1.00%       1.00%      1.00%      1.00%
Net investment income...................                       2.00%       2.56%       2.37%       1.58%      1.99%      2.06%
Portfolio turnover rate.................                       7.43%      11.08%      12.91%      15.25%     14.97%     16.42%
Average commission rate paid(5).........                 $    .0110  $    .0210         --          --         --          --
------------------------------------------- ------------ ----------- ------------ ----------- ---------- ----------- ----------



PER SHARE OPERATING PERFORMANCE(2)                YEAR ENDED AUGUST 31
                                               --------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE         1991(1)
YEAR)
------------------------------------------- ------------
Net asset value, beginning of year......       $   5.00
------------------------------------------- ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................           .07
Net realized and unrealized gains.......           .14
                                             -----------
TOTAL FROM INVESTMENT OPERATIONS........           .21
                                             -----------
LESS DISTRIBUTIONS
Dividends from net investment income....           --
Distributions from net realized gains...           --
                                             -----------
TOTAL DISTRIBUTIONS.....................           --
------------------------------------------- ------------
Net asset value, end of year............      $   5.21
------------------------------------------- ------------
TOTAL RETURN(3).........................          4.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)...........       $ 3,635
RATIOS TO AVERAGE NET ASSETS
Expenses................................          3.99%(4)
Expenses, net of reimbursement..........          1.00%(4)
Net investment income...................          3.80%(4)
Portfolio turnover rate.................            --
Average commission rate paid(5).........            --
-------------------------------------------  ------------








1. For the period from March 1, 1991 (commencement of operations) to August 31, 1991.
2. Per share amounts for all periods to August 31, 1996 have been restated to reflect a 2 for 1 stock split effective March 27, 1996.
3. Not annualized for periods of less than one year. Does not reflect the Plan's sales charges.
4. Annualized.
5. Relates to purchases and sales of equity securities. Prior to fiscal year end 1996, disclosure of average commission rate was not required.


PAGE


                      HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is long-term capital appreciation. This goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT IS THE FUND'S INVESTMENT STRATEGY?

The fund tries to achieve its investment goal through a flexible policy of investing in equity securities and debt obligations of companies and governments of any nation.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. Equity securities include common stock, preferred stock, convertible securities, warrants or rights. The fund's primary investments are in common stock.

In selecting equity securities, Investment Counsel does a company-by-company analysis, rather than focusing on a specific industry or economic sector. Investment Counsel concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, also will be considered.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally provides for the payment of interest. These include bonds, notes and debentures, commercial paper, time deposits, bankers' acceptances, and structured investments, all of which are described more fully in the SAI.

The fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. At present, the fund does not intend to invest more than 5% percent of its assets in debt securities rated less than Baa by Moody's or less than BBB by S&P or to invest in any debt securities rated less than Caa by Moody's or less than CCC by S&P. Please see the SAI for more details on the risks associated with lower-rated securities.

DEPOSITARY RECEIPTS. The fund may invest in American, European and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

GENERAL. The fund may invest no more than 5% of its total assets in securities of any one company or government. The fund may invest an unlimited amount in U.S. government securities. Although the fund may invest up to 25% of its assets in a single industry, it has no present intention of doing so. The fund may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached to securities). The fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange. Please refer to the SAI for more information on the types of securities in which the fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Investment Counsel believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, it may invest the fund's portfolio in a temporary defensive manner.

 Under these circumstances, the fund may invest up to 100% of its assets in money market securities, denominated in the currency of any nation. These may include:


PAGE


/bullet/ short-term (maturity of less than 12 months) and medium-term (maturity up to 5 years) obligations issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities;

/bullet/ finance company and corporate commercial paper, and other short-term corporate obligations, rated Prime-1 by Moody's or A or better by S&P or, if unrated, determined to be of comparable quality;

/bullet/ repurchase agreements with U.S. banks and broker-dealers with respect to Canadian or U.S. government securities;

/bullet/ obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. and foreign banks; provided that the fund will limit its investment in these obligations to 25% of its total assets and will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets.

If the fund adopts a temporary defensive position, the investment practices described above may not be consistent with the fund's stated investment objectives.

REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash managment purposes, the fund may enter into repurchase agreements with U.S. banks and registered broker dealers. Under a repurchase agreement, the fund agrees to buy a security from one of these entities then to sell the security back after a short period of time (generally, less than seven days) at a higher price. The bank or boker dealer must transfer to the fund's cusotidan securities equal to 102% of the dollar amount invested by the fund in each repurchase agreement.

OPTIONS ON SECURITIES INDICES. The fund may buy and sell options on securities indices. An option on a securities index is a contract that allows the buyer of the option the right to receive cash from the seller, in an amount equal to the difference between the index's closing price and the option's exercise price. The fund may not commit more than 5% of its total assets to premiums to buy options on securities indices.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. To help protect its portfolio against adverse changes in currency exchange rates, the fund may enter into forward foreign currency contracts, which are agreements to buy or sell a specific currency at a set price on a future date (generally within one year). The fund may not commit more than 20% of its total assets to these contracts. The fund also may buy and sell put and call options on foreign currencies.

FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of the fund's investments. To reduce its exposure to these factors, the fund may buy and sell stock index futures contracts, foreign currency futures contracts and options on any of these contracts. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specific amount of a currency for a set price on a future date. The fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options.


PAGE


SECURITIES LENDING. The fund may lend its portfolio securities to banks and broker-dealers. Such loans may not exceed 33 1/3 % of the value of the fund's total assets measured at the time of the most recent loan. For each loan, the fund must receive collateral with a value at least equal to 100% of the current market value of the loaned securities. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will receive any interest or dividends paid on the loaned securities and will keep the voting rights on the loaned securities.

SHORT TERM TRADING AND PORTFOLIO TURNOVER. The fund invests for long-term appreciation of capital and does not intend to emphasize short-term trading profits. It is anticipated, therefore, that the fund's annual portfolio turnover rate generally will be below 50%; although this rate may be higher or lower, in relation to market conditions. A portfolio turnover rate of less than 50% means that in a one year period, less than one-half of the fund's portfolio has changed.

ILLIQUID INVESTMENTS. The fund will not invest more than 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" only may be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the investment no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

GENERAL RISK. There is no assurance that the fund's investment goal will be met. The fund will seek to spread investment risk by diversifying its investments but the possibility of losses remains. Generally, if the securities owned by the fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by the fund decrease in value, the value of your shares also will decline. In this way, you participate in any change in the value of the securities owned by the fund.

FOREIGN SECURITIES RISK. The fund may invest up to 100% of its total assets in any foreign country, developed or undeveloped. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less

PAGE


liquidity and more volatility than in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the fund may invest, such as Russia and certain Asian and Eastern European countries, are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

EMERGING MARKETS involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions, and risk of loss arising out of the system of share registration and custody.

The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. For more information on the risks associated with emerging markets securities, please see the SAI.

MARKET, CURRENCY, AND INTEREST RATE RISK. General market movements in any country where the fund has investments are likely to affect the value of the securities that the fund owns in that country and the fund's share price may also be affected. The fund's investments may be denominated in foreign currencies so that changes in foreign currency exchange rates will also affect the value of what the fund owns, and thus the price of its shares. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the value of a debt security to decrease, decreasing the value of the fund's shares. Of course, individual and worldwide stock markets, interest rates and currency valuations have both increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

CREDIT AND ISSUER RISK. The fund's investments in debt securities involve credit risk. This is the risk that the issuer of a debt security will be unable to make principal and interest payments in a timely manner and the debt security will go into default. The fund is authorized to invest in medium quality or high risk, lower quality debt securities that are rated between BBB and CCC by S&P and between Baa and Caa by Moody's, or, if unrated, are of equivalent investment quality as determined by Investment Counsel.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is more dependent upon the operations of the issuer. Option transactions, foreign currency exchange transactions and futures contracts are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon Investment Counsel's ability to predict pertinent market movements. These securities are subject to the risk that the other party to the transaction may fail to perform, resulting in losses to the fund.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to established the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investor, particularly in European markets. To the extent the fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Resources has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the fund will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

YEAR 2000. In evaluating current and potential portfolio positions, Year 2000 is only one of the factors that Investment Counsel takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the same level of disclosure regarding Year 2000 readiness that is required in the U.S. Investment Counsel, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company the fund is invested in is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" on page [ ] for more information.


PAGE

                              WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations.

INVESTMENT MANAGER. Investment Counsel manages the fund's assets and makes its investment decisions. Investment Counsel also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Investment Counsel and its affiliates manage over $207 billion in assets. The Templeton organization has been investing globally since 1940. Investment Counsel and its affiliates have offices in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Island, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Switzerland, Taiwan, United Kingdom, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

PORTFOLIO MANAGEMENT. The fund's lead portfolio manager since 1993 is Gary P. Motyl. Mr. Motyl is an executive vice president of Investment Counsel. He holds a BS degree in finance from Lehigh University and an MBA in finance from Pace University. Mr. Motyl is a Chartered Financial Analyst. Prior to joining Templeton in 1981, Mr. Motyl worked from 1974 to 1979 as a security analyst with Standard & Poor's Corporation and as a research analyst and portfolio manager from 1979 to 1981 with Landmark First National Bank. While at Landmark, Mr. Motyl had responsibility for equity research and managed several pension and profit sharing plans. His research responsibilities with Templeton include the global automobile industry, U.S. utilities and country coverage of Germany.

Mark R. Beveridge and Gary R. Clemons have secondary portfolio management responsibilities for the fund. Mr. Beveridge is a senior vice president of Investment Counsel. He holds a B.B.A. in finance from the University of Miami. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a member of the South Florida Society of Financial Analysts and the International Society of Financial Analysts. Before joining the Templeton organization in 1985 as a securities analyst, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He is currently a portfolio manager and research analyst with responsibility for non-life insurance and industrial components industries. He also has country coverage of Argentina. Mr. Clemons is a senior vice president of Investment Counsel. He holds a BS from the University of Nevada -- Reno and an MBA from the University of Wisconsin -- Madison. He joined Investment Counsel in 1993. Prior to that time he was a research analyst at Templeton Quantitative Advisors, Inc. in New York, where he was also responsible for management of a small capitalization fund. As a portfolio manager and research analyst with Templeton, Mr. Clemons has responsibility for the telecommunications industry and country coverage of Columbia, Norway, Peru and Sweden.

MANAGEMENT FEES. During the fiscal year ended August 31, 1998, management fees totaled [ ]% of the fund's average daily net assets. Total expenses, including fees paid to Investment Counsel, were [ ]%.

PORTFOLIO TRANSACTIONS. Investment Counsel tries to obtain the best execution on all transactions. If Investment Counsel believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Plans (and therefore, indirectly, the sale of fund shares), as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities For Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended August 31, 1998, administration fees totaling []% of the average daily net assets of the fund were paid to FT Services. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The fund's business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by Investment Counsel, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

Investment Counsel and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and Investment Counsel may have no control.


PAGE


HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the fund advertises its performance. A commonly used measure of performance is total return. Performance figures may not include sales charges associated with the purchase of the fund through the Plans. Of course, total return quotations would be lower if sales charges were taken into account.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.


                            DISTRIBUTIONS AND TAXES

INCOME AND CAPTIAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this dividend will vary and there is no guarantee the fund will pay dividends.

To receive an income dividends, you must be a shareholder on the record date. The record date for the fund's dividend will vary. You may not want to invest a large amount in the fund shortly before the record date since you will receive some of your investment back as a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

-------------------------------------------------------------------------------
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
-------------------------------------------------------------------------------

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax.
Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences.

For more information, please call 1-800/DIAL BEN to request a free copy of the Franklin Templeton Tax Information Handbook.




                           HOW IS THE FUND ORGANIZED?

The fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on October 26, 1990, and is registered with the SEC. The fund sells its shares only through Templeton Capital Accumulation Plans, a unit investment trust. Each share of the fund has one vote. All shares have equal voting, participation and liquidation rights. Shares of the fund are considered Class I shares for redemption, exchange and other purposes. In the future, the fund may offer additional classes of shares.

The fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.


PAGE


                               ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

You may purchase shares of the fund only by investing in the Plans. Details of the Plans, including the terms of the offering, are in the attached Plan prospectus. Except where Planholders have received fund shares in a Plan liquidation or partial withdrawal from a Plan we do not expect that any person, other than the Plan custodian will directly hold any fund shares.

No Securities Dealer, salesman, or other person is authorized to give any information or to make any representations, other than those contained in this prospectus and in the SAI, in connection with the offer contained in this prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the fund, Investment Counsel, or Distributors.

Except for the fact that the fund's shares are available only through the Plans, the fund does not represent an investment concept that is new or different from other investment companies for which Investment Counsel or its affiliates acts as an investment manager. The fund's investment goal of long-term capital growth is similar to the objective of certain other Franklin Templeton Funds.

Investors wishing information on any of these funds may contact Shareholder Services at 1-800/632-2301.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you liquidate a Plan or withdraw Plan shares, you can move your investment to an existing or new account in another Franklin Templeton Fund (an "exchange"). Please refer to the attached Plans prospectus, including "How Do I Terminate My Plan" for further information on termination of a Plan. Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. No exchanges into the fund from other Franklin Templeton Funds will be accepted.

        METHOD                       STEPS TO FOLLOW
--------------------- ---------------------------------------------------------
BY MAIL                  1.   Send TFTC signed written instructions

                         2. Include any outstanding share certificates for the shares you want to exchange

BY PHONE                 Call Shareholder Services or TeleFACTS(R)

                         (If you do not want the ability to exchange by phone to apply to your account, please let us know.)

THROUGH
YOUR DEALER              Call your investment representative
--------------------- ---------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

In general, no sales charge applies, and in the case of an exchange into a Franklin Templeton Fund that offers two classes of shares, a shareholder would receive Class I shares, which generally bear lower Rule 12b-1 distribution fees than Class II shares of the same fund.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

/bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

/bullet/ You may only exchange shares within the same class, except as noted below.

/bullet/ The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

/bullet/ Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

/bullet/ The fund you are exchanging into must be eligible for sale in your state.

/bullet/ We may modify or discontinue our exchange policy if we give you 60 days' written notice.


PAGE


Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if i) we believe the fund would be harmed or unable to invest effectively, or ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

HOW DO I SELL SHARES?

If you liquidate your Plan or withdraw Plan shares, you may redeem (sell) the fund shares that you receive at any time.

        METHOD                              STEPS TO FOLLOW
--------------------- -------------------------------------------------------
BY MAIL                  1.   Send TFTC  signed  written  instructions.  If
                              you would like your redemption proceeds wired to a bank account, your instructions should include:

                              /bullet/ The name, address and telephone number of the bank where you want the proceeds sent
                              /bullet/  Your bank account number
                              /bullet/ The Federal Reserve ABA routing number /bullet/ If you are using a savings and loan or credit union, the name of the
                                        corresponding bank and the account
                                        number

                         2. Include any outstanding share certificates for the shares you are selling

                         3.   Provide a signature guarantee if required

                         4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instruction should include the items listed in "By Mail" above.

                         Telephone requests will be accepted:

                              /bullet/  If the request is up to $100,000 or
                                        less.
                              /bullet/  If there are no share certificates
                                        issued for the shares you want to sell
                                        or you have already returned them to
                                        the fund.
                              /bullet/  Unless you are selling shares in a
                                        Trust Company retirement plan account.
                              /bullet/ Unless the address on your account was changed by phone within in the last 15 days.
                         (If you do not want the ability to redeem by phone to
                         apply to your account, please let us know.)
------------------------ -----------------------------------------------------
THROUGH
YOUR DEALER              Call your investment representative
------------------------ -----------------------------------------------------


PAGE


We will send your redemption check within 7 days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the 7 day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption requests by wire is not processed as described in this section.

If you sell shares you recently purchased in the Plan with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take 7 business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than 7 days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

Dividend and capital gain distributions (if any) are usually paid in October and (if necessary) in December representing all or substantially all of the fund's net investment income and any net realized capital gains.

Income dividends and capital gain distributions paid by the fund, pursuant to the terms of the Plans, are automatically reinvested on the payment date in whole or fractional shares of the fund at net asset value as of the ex-dividend date. The processing date for the reinvestment of dividends may vary from time to time, and does not affect the amount or value of the shares acquired. If you elect, you may receive distributions in cash so long as the account is not a Trust Company retirement plan account. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help you Manage Your Account."

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

                 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

You may purchase fund shares only by purchasing shares in a Plan. The Offering Price of the Plan shares is based on the fund's Net Asset Value per share, and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PAGE


HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, normally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value in many newspapers.

To calculate Net Asset Value per share, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

If you liquidate your Plan or withdraw shares from your Plan Account, you may hold fund shares directly. The following procedures and requirements apply to all fund shares held directly.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

     /bullet/  Your name,
     /bullet/  The fund's name,
     /bullet/  A description of the request,
     /bullet/ For exchanges, the name of the fund you are exchanging into, /bullet/ Your account number,
     /bullet/ The dollar amount or number of shares, and /bullet/ A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.


PAGE


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

     1)  You wish to sell over $100,000 worth of shares,

     2) You want the proceeds to be paid to someone other than the registered owners,

     3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

     4) We receive instructions from an agent, not the registered owners,

     5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that your instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.


PAGE


JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/ Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account. Since shares in the fund can only be acquired by transferring shares from a Plan, a transfer letter of instructions is required in addition to the following documents:

-------------------- ----------------------------------------------------------
      TYPE OF                     DOCUMENTS REQUIRED
      ACCOUNT
-------------------- ----------------------------------------------------------
CORPORATION          Corporate Resolution
-------------------- ----------------------------------------------------------
PARTNERSHIP          1.  The pages from the partnership agreement that identify the general partners, or

                     2.  A certification for a partnership agreement
-------------------- ----------------------------------------------------------
TRUST                1.  The pages from the trust document that identify the
                         trustees, or

                     2.  A certification for trust
-------------------- ----------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.


PAGE


KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodian accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive(except for the reinvestment of distribution) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodian accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

SYSTEMATIC WITHDRAWAL PROGRAM

Our Systematic Withdrawal Program allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

You may choose to direct your payments to buy shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfer" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a Systematic Withdrawal Program, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least 7 business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? -- Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFER

You may choose to have dividend and capital gain distributions or payments under a Systematic Withdrawal Program sent directly to a checking or saving account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least 15 days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

     /bullet/  obtain information about your account;

     /bullet/ obtain price and performance information about any Franklin Templeton Fund;
     /bullet/ exchange shares between identically registered Franklin accounts; and
     /bullet/ request duplicate statements and deposit slips for Franklin accounts.

You will need the fund's code number to use TeleFACTS(R). The code number is 450.


PAGE


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

     /bullet/ Confirmation and account statements reflecting transactions in your account, including transfers from your Plan account and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

     /bullet/ Financial reports of the fund will be sent every 6 months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have  any  questions  about  your  account,  you may  write  to  Investor
Services, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The fund and Distributors are also located at this address. Investment Counsel is located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.

--------------------------- -------------------  ----------------------
   DEPARTMENT                    TELEPHONE         HOURS OF OPERATION
                                                     EASTERN TIME
                                                   (MONDAY THROUGH
--------------------------- -------------------  -----------------------
Shareholder Services          1-800/632-2301      8:30 a.m. to 8:00 p.m.

Dealer Services               1-800/524-4040      8:30 a.m. to 8:00 p.m.

Fund Information              1-800/DIAL BEN      8:30 a.m. to 11:00 p.m.
                              (1-800/342-5236)    9:30 a.m. to 5:30 p.m.
                                                  (Saturday)

Retirement Plan Services      1-800/527-2020      8:30 a.m. to 8:00 p.m.

TDD (hearing impaired)        1-800/851-063       8:30 a.m. to 8:00 p.m.



Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.


PAGE


    GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the fund

CD - Certificate of deposit

CLASS I AND CLASS II - certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. The fund's shares are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter and sponsor of Templeton Capital Accumulation Plans. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except for Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc. and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the fund's investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MOODY'S - Moody's Investors Service, Inc.


PAGE


NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share. Shares of the fund may be initially acquired through an investment in Templeton Capital Accumulation Plans. The charges for the first year of a Plan can amount to 50% of the amounts paid during that year under the Plan.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation


PAGE


SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TFTC - Templeton Funds Trust Company, the custodian for the Plans as described in the Plan prospectus

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


PAGE




FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUESTS. CALL 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller
 Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton
 Global Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas
 Government Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.*

FUND ALLOCATOR SERIES
Franklin Templeton
  Conservative Target Fund
Franklin Templeton
  Moderate Target Fund
Franklin Templeton
  Growth Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment
 Grade Income Fund
Franklin Short-Intermediate U.S.
 Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+


PAGE


Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
(an immediate annuity)


* These funds are now closed to new accounts, with the exception of retirement plan accounts.

** Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

*** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.





PAGE

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION



PAGE



TEMPLETON
CAPITAL ACCUMULATOR
FUND, INC.

STATEMENT OF
ADDITIONAL INFORMATION                                                    LOGO

                                         100 FOUNTAIN PARKWAY, P.O. BOX 33030
JANUARY 1, 1999               ST. PETERSBURG, FL 33733-8030  1-800/DIAL BEN (R)

Templeton Capital Accumulator Fund, Inc. (the "fund") is a diversified, open-end management investment company. The Prospectus, dated December 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund. For a free copy, call 1-800/DIAL BEN(R).

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

CONTENTS                                         PAGE

How Does the Fund Invest Its Assets?.
What Are the Risks of Investing in the
  Fund?..............................
Investment Restrictions..............
Officers and Directors...............
Investment Management and Other
  Services...........................
How Does the Fund Buy Securities for Its
  Portfolio?.........................
How Do I Buy, Sell and Exchange
  Shares?............................
How Are Fund Shares Valued?..........
Additional Information on Distributions
  and Taxes..........................
The Fund's Underwriter...............
How Does the Fund Measure
  Performance?.......................
Miscellaneous Information............
Financial Statements.................
Useful Terms and Definitions.........
Appendix.............................
Description of Ratings

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

/bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

/bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

/bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------


When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

                                                  TLCAP SAI 01/99


PAGE


HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The fund's goal is long-term capital growth. The fund seeks to achieve its investment goal through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. This goal is fundamental which means that it may not be changed without shareholder approval.

MORE INFORMATION ABOUT THE KINDS OF SECURITIES THE FUND BUYS

The fund may invest for defensive purposes in commerical paper that, at the date of investment, must be rated A 1 by S&P or Prime 1 by Moody's or, if not rated, be issued by a company which, at the date of investment, has an outstanding debt issue rated AAA or AA by S&P or Aaa or As by Moody's.


EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES. The fund may invest in debt securities that are rated no lower than Caa by Moody's or CCC by S&P or deemed to be of comparable quality by Investment Counsel. As an operating policy, which may be changed by the Board without shareholder approval, the fund will not invest more than 5% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the fund and its shareholders. High risk, lower quality debt securities, commonly known as junk bonds, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by Investment Counsel to ensure, to the extent possible, that the planned investment is sound. The fund may, from time to time, purchase defaulted debt securities if, in the opinion of Investment Counsel, the issuer may resume interest payments in the near future. As a fundamental policy, the fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's Net Asset Value.Higher yielding corporate debt securities are ordinarily unrated or in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's or BBB or lower by S&P) and are generally considered to be predominantly speculative and, therefore, may involve greater volatility of price and risk of loss of principal and income (including the possibility of default or bankruptcy of issuers of such securities) than securities in the higher rating categories. A debt security rated Caa by Moody's is of poor standing. Such a security may be in default or there may be present elements of danger with respect to principal and interest. A debt security rated CCC by S&P is regarded, on balance, as speculative. Such a security will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment objective may, to the extent of the investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment, the fund must distribute substantially all of its income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, so that it may satisfy the distribution requirement.


DEPOSITARY RECEIPTS. The fund may purchase sponsored or unsponsored American

PAGE


Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the fund's investment policies, the fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Investment Counsel will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, I.E., banks or broker-dealers which have been determined by Investment Counsel to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES. The fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on

PAGE


the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. The fund's investment in these structured investments may be limited by its investment restrictions. See "Investment Restrictions" below. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.

FUTURES CONTRACTS. The fund's investment policies also permit buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade, to an aggregate amount not exceeding 20% of the fund's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to Investment Counsel's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that Investment Counsel's judgment in this respect will be correct.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the Standard & Poor's 500 Stock Index (the "S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the index, and the index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will lose $2,000 (500 units x loss of $4).


During or in anticipation of a period of market appreciation, the fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which the fund proposes to purchase change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to the fund which could be offset against rising prices of such common stock.

During or in anticipation of a period of market decline, the fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that the fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.

At the time the fund purchases a stock index contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the fund's custodian. When selling a stock index futures contract, the fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the fund may "cover"

PAGE


its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian).

OPTIONS ON SECURITIES INDICES. The fund may purchase and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. An option on a securities index is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option, cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain indicators.

The fund may write call and put options only if the option is "covered." A call option on an index is covered if the fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the fund holds a call on the same index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the fund in cash or cash equivalents in a segregated account with its custodian. A put option on an index is covered if the fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the fund holds a put on the same index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by the fund expires, the fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by the fund expires unexercised, the fund will realize a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the fund desires.

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the fund's forward contract transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the fund will always have cash, cash equivalents or high

PAGE

quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not engaged in such contracts.

The fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the fund will be traded on U.S. and foreign exchanges or over-the-counter.

The fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the fund's portfolio securities or adversely affect the prices of securities that the fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of Investment Counsel's to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

FOREIGN SECURITIES The fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Investments in unlisted foreign securities raise liquidity concerns, and the Board of the fund (or Investment Counsel under the supervision of the Board) will monitor, on a continuing basis, the status of the fund's positions (and any anticipated positions) in these securities in light of the fund's restriction against investments in illiquid securities exceeding 10% of its total net assets. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign

PAGE


investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Although in most Eastern European countries the local currencies have been allowed to fluctuate according to their market value, various foreign exchange restrictions remain in effect, limiting the ability of foreign investors to repatriate their profits. The conversion rates for certain Easter European currencies may be artificial to the actual market values of the currencies and may be adverse to fund shareholders. Further, accounting standards which exist in Eastern European countries may differ from U.S. standards.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian

PAGE


tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosures and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interests continue to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by Investment Counsel. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political, economic or social instability, or diplomatic developments that could affect investments in securities of issuers in those nations.

The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political

PAGE


developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the flexible policy of the fund , Investment Counsel endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of Investment Counsel, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

LOWER-RATED SECURITIES. At present, the fund does not intend to invest more than 5% of its total assets in investment grade securities (rated lower than BBB by S&P or Baa by Moody's)./1/ Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to


-------------------------
/1/ In the event that the Board should raise the percentage limitation on investment in lower rated securities, investors will receive 30 days' notice prior to the investment in lower rated securities rising above the current 5% limit.

 PAGE



interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The fund may recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest with respect to high yield bonds structured as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment, the fund must distribute substantially all of its income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

STOCK INDEX FUTURES There are additional risks involved in stock index futures transactions. These risks relate to the fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the fund for hedging purposes also depends upon Investment Counsel's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

OPTIONS ON SECURITIES INDICES There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the fund, it would not be able to close out the option. If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the fund is covered by an option on the same index purchased by the fund, movements in the index may result in a loss to the fund; however, such losses may be mitigated by changes in the value of the fund's securities during the period the option was outstanding.



INVESTMENT RESTRICTIONS

The fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. The fund MAY NOT:

1. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity

PAGE

     stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except forward contracts and futures contracts as described in the fund's Prospectus); or invest in other open-end investment companies.

2. Purchase or retain securities of any company in which directors or officers of the fund or of Investment Counsel, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S. government securities).

4. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

5. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but the fund may make margin payments in connection with futures contracts, forward contracts and options on securities indices and foreign currencies).

6. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the fund may enter into repurchase agreements and lends its portfolio securities.

7. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage, or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the Board may by resolution approve./2/ (For the purposes of this investment restriction, collateral arrangements with respect to margin for a futures contract or a forward contract are not deemed to be a pledge of assets.)

8. Invest more than 5% of the value of the fund's total assets in securities of issuers which have been in continuous operation less than three years.

9. Invest more than 5% of the fund's total assets in warrants, whether or not listed on the NYSE or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this investment restriction. This investment restriction does not apply to options on securities indices.

--------------------------
/2/ As an operating policy approved by the Board, the fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the Offering Price of the shares of the fund.


PAGE


10. Invest more than 15% of the fund's total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by the fund. Assets used as cover for over-the-counter options written by the fund are considered not readily marketable.

11. Invest more than 25% of the fund's total assets in a single industry.

12. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

13. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Does the Fund Buy Securities for its Portfolio?" as to transactions in the same securities for the fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions. Nothing in the investment policies or investment restrictions (except Investment Restrictions 10 and 11) shall be deemed to prohibit the fund from purchasing securities pursuant to subscription rights distributed to the fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to the fund's status as a diversified investment company under the 1940 Act).

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).




                                   POSITIONS AND
                                   OFFICES
    NAME, ADDRESS AND AGE          WITH THE FUND       PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------------------------- ------------------- --------------------------------------------------------------------------
HARRIS J. ASHTON                   Director            Director, RBC Holdings Inc. (a bank holding  company) and Bar-S Foods
191 Clapboard Ridge                                    (a mea packing company); director or trustee, as the case may be, of
Greenwich, Connecticut 06830                           49 of theinvestment companies in the Franklin Templeton Group of
Age 66                                                 Funds; and FORMERLY, Chairman of the Board, President and Chief
                                                       Executive Officer, General Host Corporation (nursery and craft centers).

--------------------------------------------------- ------------------- ---------------------------------------------------------
* NICHOLAS F. BRADY                Director            Chairman, Templeton Emerging Markets Investment Trust PLC, Templeton
The Bullitt House                                      Latin America Investment Trust PLC, Darby Overseas Investments, Ltd.
102 East Dover Street                                  and Darby Emerging Markets Investments LDC (investment firms)
Easton, Maryland 21601                                 (1994-present); Chairman and Director, Templeton Central and Eastern
Age 68                                                 European Investment Company; Director, Templeton Global Strategy Funds,
                                                       Amerada Hess Corporation (crude oil and natural gas refining), Christiana
                                                       Companies Inc. (operating and investment companies), and H.J. Heinz
                                                       Company (packaged foods and allied products); director or trustee, aS the case may be, of 21 of the investment companies in the Franklin
                                                       Templeton Group of Funds; and FORMERLY, Secretary of the United
                                                       States Department of the Treasury (1988-1993) and Chairman of the Board,
                                                       Dillon, Read & Co., Inc. (investment banking) prior to 1988.


PAGE

                                   POSITIONS AND
                                   OFFICES
    NAME, ADDRESS AND AGE          WITH THE FUND       PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------------------------- ------------------- ------------------------------------------------------------------------

S. JOSEPH FORTUNATO                Director            Member of the law firm of Pitney, Hardin, Kipp & Szuch; director
Park Avenue at Morris County                           or trustee, as of the case may be, of 51 of the investment companies
P.O. Box 1945                                          in the Franklin Templeton Group of Funds; and FORMERLY, Director,
Morristown, New York  07962-1945                       General Host Corporation (nursery and craft centers).
Age 66
---------------------------------- ------------------- ---------------------------------------------------------------------------

JOHN Wm. GALBRAITH                 Director            President, Galbraith Properties, Inc. (personal investment company);
360 Central Avenue                                     Director, Gulf West Banks, Inc. (bank holding company) (1995-present);
Suite 1300                                             director or trustee, as the case may be, of 20 of the investment
St. Petersburg, Florida 33701                          companies in the Franklin Templeton Group of Funds; and FORMERLY,
Age 77                                                 Director, Mercantile Bank (1991-1995); Vice Chairman, Templeton,
                                                       Galbraith & Hansberger Ltd. (1986-1992) and Chairman, Templeton
                                                       Funds Management, Inc. (1974-1991).
---------------------------------- ------------------- ---------------------------------------------------------------------------

ANDREW H. HINES, JR.               Director            Consultant for the Triangle Consulting Group; Executive-in-Residence of
150 Second Avenue N.                                   Eckerd College (1991-present); director or trustee, as the case may be,
St. Petersburg, Florida 33701                          of 22 of the investment companies in the Franklin Templeton Group of
Age 75                                                 Funds; and FORMERLY, Chairman and Director, Precise Power Corporation ;
                                                       (1990-1997) Director, Checkers Drive-In Restaurant, Inc. (1994-1997),
                                                       and Chairman of the Board and Chief Executive Officer, Florida Progress
                                                       Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
---------------------------------- ------------------- ---------------------------------------------------------------------------

* CHARLES B. JOHNSON               Chairman of the     President, Chief Executive Officer and Director, Franklin Resources, Inc.;
777 Mariners Island Blvd.          Board and Vice      Chairman of the Board and Director, Franklin Advisers, Inc., Franklin
San Mateo, California 94404        President           Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and
Age 65                                                 Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton
                                                       Investor Services, Inc., and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY,
                                                       Director, General Host Corporation (nursery and craft centers).
---------------------------------- ------------------- ---------------------------------------------------------------------------

* CHARLES E. JOHNSON               Director and Vice   Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice
500 East Broward Blvd.             President           President, Franklin Templeton Distributors, Inc.; President and Director
Fort Lauderdale, Florida                               Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment
33394-3091                                             Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or
Age 42                                                 director of some of the other subsidiaries of Franklin Resources, Inc.
                                                       and officer and/or director or trustee, as the case  may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.
---------------------------------- ------------------- ---------------------------------------------------------------------------

BETTY P. KRAHMER                   Director            Director or trustee of various civic associations; director or trustee, as
2201 Kentmere Parkway                                  the case may be, of 21 of the investment companies in the Franklin Templeton
Wilmington, Delaware 19806                             Group of Funds; and FORMERLY, Economic Analyst, U.S. government.
Age 69
---------------------------------- ------------------- ---------------------------------------------------------------------------

GORDON S. MACKLIN                  Director            Director, Fund American Enterprises Holdings, Inc., MCI Communications
8212 Burning Tree Road                                 Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace
Bethesda, Maryland 20817                               services) and Real 3D (software); director or trustee, as the case may
Age 70                                                 be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking) and
                                                       President, National Association of Securities Dealers, Inc.

PAGE



                                   POSITIONS AND
                                   OFFICES
    NAME, ADDRESS AND AGE          WITH THE FUND       PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------------------------- ------------------- --------------------------------------------------------------------------
FRED R. MILLSAPS                   Director            Manager of personal investments (1978-present); director of various business
2665 N.E. 37th Drive                                   and nonprofit organizations; director or trustee, as the case may be, of 22
Fort Lauderdale, Florida 33308                         of the investment companies in the Franklin Templeton Group of Funds; and
Age 69                                                 FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation
                                                       (1969-1978), Financial Vice President, Florida Power and Light (1965-1969),
                                                       and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
---------------------------------- ------------------- ---------------------------------------------------------------------------

GARY P. MOTYL                      President           Executive Vice President, Templeton Investment Counsel, Inc.; Security
500 East Broward Blvd.                                 Analyst and Portfolio Manager, Templeton Investment Counsel, Inc. since 1981;
Fort Lauderdale, Florida                               officer of 2 of the investment companies in the Franklin Templeton Group of
33394-3091                                             Funds; and FORMERLY, Research Analyst and Portfolio Manager, Landmark First
Age 46                                                 National Bank (1979-1981) and Security Analyst, Standard &Poor's Corporation
                                                       (1974-1979).
---------------------------------- ------------------- ----------------------------------------------------------------------------

MARK G. HOLOWESKO                  Vice President      President, Templeton Global Advisors Limited; Chief Investment Officer,
Lyford Cay                                             Global Equity Group; Executive Vice President and Director, Templeton
Nassau, Bahamas                                        Worldwide, Inc.; officer of 21 of the investment companies in the Franklin
Age 38                                                 Templeton Group of Funds.; and FORMERLY, Investment Administrator, RoyWest
                                                       Trust Corporation (Bahamas) Limited (1984-1985).
---------------------------------- ------------------- ----------------------------------------------------------------------------

HARMON E. BURNS                    Vice President      Executive Vice President and Director, Franklin Resources, Inc., Franklin
777 Mariners Island Blvd.                              Templeton Distributors, Inc. and Franklin Templeton Services, Inc.;
San Mateo, California 94404                            Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/
Age 53                                                 Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources,
                                                       Inc. and of 53 of the investment companies in the Franklin Templeton
                                                       Group of Funds.
---------------------------------- ------------------- ---------------------------------------------------------------------------

RUPERT H. JOHNSON, JR.             Vice President      Executive Vice President and Director, Franklin Resources, Inc. and Franklin
777 Mariners Island Blvd.                              Templeton Distributors, Inc.; President and Director, Franklin Advisers,
San Mateo, California 94404                            Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc.
Age 58                                                 and Franklin Investment Advisory Services, Inc.; Director, Franklin/
                                                       Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most other subsidiaries of Franklin Resources, Inc.
                                                       and of 53 of the investment companies in the Franklin Templeton Group of
                                                       Funds.
---------------------------------- ------------------- ---------------------------------------------------------------------------

DEBORAH R. GATZEK                  Vice President      Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior
777 Mariners Island Blvd.                              Vice President, Franklin Templeton Services, Inc. and Franklin Templeton
San Mateo, California  94404                           Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice
Age 49                                                 President, Franklin Advisory Services, Inc.; Vice President, Chief Legal
                                                       Officer and Chief Operating Officer, Franklin Investment Advisory Services,
                                                       Inc.; and officer of 53 of the investment companies in the Franklin
                                                       Templeton Group of Funds.
---------------------------------- ------------------- ----------------------------------------------------------------------------

MARTIN L. FLANAGAN                 Vice President      Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.;
777 Mariners Island Blvd.                              Executive Vice President and Director,empleton Worldwide, Inc.; Executive
San Mateo, California 94404                            Vice President, Chief Operating Officer and Director, Templeton Investment
Age 38                                                 Counsel, Inc.; Executive Vice President and Chief Financial Officer,
                                                       Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory
                                                       Services, Inc. and Franklin Investment Advisory Services, Inc.; President
                                                       and Director, Franklin Templeton Services, Inc.; Senior Vice President
                                                       and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.;
                                                       and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

PAGE

                                   POSITIONS AND
                                   OFFICES
    NAME, ADDRESS AND AGE          WITH THE FUND       PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------------------------- ------------------- --------------------------------------------------------------------------
JOHN R. KAY                        Vice President      Vice president and Treasurer, Templeton Worldwide, Inc.; Assistant Vice
500 East Broward Blvd.                                 President, Franklin Templeton Distributors, Inc.; officer of 25 of the
Fort Lauderdale, Florida                               investment companies in the Franklin Templeton Group of Funds; and FORMERLY,
33394-3091                                             Vice President and Controller of the Keystone Group, Inc.
Age 58
---------------------------------- ------------------- ---------------------------------------------------------------------------

ELIZABETH M. KNOBLOCK              Vice President-     General Counsel, Secretary and Senior Vice President, Templeton Investment
500 East Broward Blvd.             Compliance          Counsel, Inc.; Senior Vice  President, Templeton Global Investors, Inc.;
Fort Lauderdale, Florida                               officer of 21 of the investment companies in the Franklin Templeton Group of
33394-3091                                             Funds; and FORMERLY,  Vice President and Associate General Counsel Kidder
Age 43                                                 Peabody & Co. Inc. (1989-1990), Assistant General Counsel, Gruntal & Co.,
                                                       Inc. (1988),  Vice President and Associate General Counsel, Shearson Lehman
                                                       Hutton Inc. (1988), Vice President and Assistant General Counsel,
                                                       E.F. Hutton & Co. Inc. (1986-1988),  and Special Counsel of the
                                                       Division of  Investment Management, U.S. Securities and Exchange
                                                       Commission (1984-1986).
---------------------------------- ------------------- ---------------------------------------------------------------------------

JAMES R. BAIO                      Treasurer           Certified Public Accountant; Treasurer, Franklin Mutual Advisers, Inc.;
500 East Broward Blvd.                                 Senior Vice President, Templeton Worldwide, Inc., Templeton Global
Fort Lauderdale, Florida                               Investors, Inc. and Templeton Funds Trust Company; officer of 22 of the
33394-3091                                             investment companies in the Franklin Templeton Group of Funds; and
Age 44                                                 FORMERLY, Senior Tax Manager, Ernst & Young (certified public accountants)
                                                       (1977-1989).
---------------------------------- ------------------- ----------------------------------------------------------------------------

BARBARA J. GREEN                   Secretary           Senior Vice President, Templeton Worldwide, Inc. and Templeton Global
500 East Broward Blvd.                                 Investors, Inc.; officer of 21 of the investment companies in the Franklin
Fort Lauderdale, Florida                               Templeton Group of Funds; and FORMERLY, Deputy Director of the Division of
33394-3091                                             Investment Management, Executive Assistant and Senior Advisor to the
Age 51                                                 Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
                                                       U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers &
                                                       Wells, and Judicial Clerk, U.S. District Court (District of Massachusetts).
---------------------------------- ------------------- ----------------------------------------------------------------------------


* Nicholas F. Brady, status as an interested persons from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.


The table above shows the officers and Board members who are affiliated with Distributors and Investment Counsel. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the fund pays the nonaffiliated Board members and Mr. Brady an annual retainer of $1,000, a fee of $100 per Board meeting attended. Members of the Board serving on the audit committee of the fund and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per meeting attended, a portion of which is allocated to the


PAGE

fund. Members of the nominating and compensation committee meeting are not compensated for any committee meeting that is held in conjunction with a Board meeting. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the fund and by other funds in the Franklin Templeton Group of Funds.




                                                     TOTAL FEES            NUMBER OF BOARDS IN
                               TOTAL FEES         RECEIVED FROM THE      THE FRANKLIN TEMPLETON
                              RECEIVED FROM      FRANKLIN TEMPLETON        GROUP OF FUNDS ON
NAME                           THE FUND*          GROUP OF FUNDS**        WHICH EACH SERVES***
--------------------------  ----------------   -----------------------   -----------------------
Harris J. Ashton               $                   $339,842                       49
Nicholas F. Brady                                   119,675                       21
S. Joseph Fortunato                                 356,762                       51
John Wm. Galbraith.                                 117,675                       20
Andrew H. Hines, Jr                                 144,175                       22
Betty P. Krahmer                                    119,675                       21
Gordon S. Macklin                                   332,492                       49
Fred R. Millsaps                                    144,175                       22

------------------------

  * For the fiscal year ended August 31, 1998.
 ** For the calendar year ended December 31, 1997.
*** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


PAGE

Board members historically have followed a policy of having substantial investments in one or more of the Frankli Templeton Funds, as is consistent with their individual financial goals. In February 1998, this policy was formally adopted. Each board member is required to invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-thrid of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds. This is required until the value of such investments equals or exceeds five times the board member's annual fees. For purposes of this policy, a board member's investments inlcude those in the name of family members or entities controlled by the board member and, for investments made after February 27, 1998, are valued at cost. Investments that existed on February 27, 1998, were valued as of that date. There is a three year phase-in period for newly elected board members.


As of [ ], the officers and Board members, as a group, did not own of record or beneficially any shares of the fund. Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND
OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The fund's investment manager is Investment Counsel. Investment Counsel provides investment research and portfolio management services, including the selection of securities for the fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. Investment Counsel's activities are subject to the review and supervision of the Board to whom Investment Counsel renders periodic reports of the fund's investment activities. Investment Counsel and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.

Investment Counsel and its affiliates act as investment manager to numerous other investment companies and accounts. Investment Counsel may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Investment Counsel on behalf of the fund. Similarly, with respect to the fund, Investment Counsel is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Investment Counsel and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Investment Counsel is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of Investment Counsel and other access persons will be made in compliance with the fund's Code of Ethics. Please see "Miscellaneous Information -- Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the fund pays Investment Counsel a management fee equal to a annual rate of 0.75% of the fund's average daily net assets.

For the fiscal years ended August 31, 1998, 1997 and 1996, management fees totaled $[ ], $1,072,883 and $656,146, respectively. Under an agreement by Investment Counsel, that was terminated as of January 1, 1998, to limit its fees, the fund paid management fees totaling $[ ], $888,512 and $512,356, respectively.

MANAGEMENT AGREEMENT. The management agreement is in effect until December 31, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, or by Investment Counsel on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the fund. Prior to that date, Templeton Global Investors, Inc., provided the same services to the fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.


PAGE


Under its administration agreement, the fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended August 31, 1998, 1997 and 1996, the fund paid administration fees totaling $[ ],$214,577 and $131,231, respectively

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world, acts as custodian and foreign custody manager of the fund's assets. As foreign custody manager, the bank is responsible for the selection and monitoring of foreign sub-custodian banks, as well as the selection and evaluation of non-compulsory foreign depositories. As foreign custody manager, the bank also furnishes information relevant to the selection of compulsory depositories. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. [ ], is the fund's independent auditors. During the fiscal year ended August 31, 1998, their auditing services consisted of rendering an opinion on the financial statements of the fund included in the fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998, and review of the fund's filings with the SEC.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

Investment Counsel selects brokers and dealers to execute transactions in the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Investment Counsel seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the fund is negotiated between Investment Counsel and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Investment Counsel will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Investment Counsel, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


PAGE


Investment Counsel may pay certain brokers commissions that are higher than those another broker may charge, if Investment Counsel determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Investment Counsel's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Investment Counsel include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Investment Counsel in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to Investment Counsel in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Investment Counsel receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Investment Counsel to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Investment Counsel and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, consistent with internal policies the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender- offer solicitation. As a means of recapturing brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Investment Counsel will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by Investment Counsel are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Investment Counsel, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended August 31, 1998, 1997 and 1996 the fund paid brokerage commissions totaling $[ ], $139,387, and $102,000, respectively.

[As of August 31, 1998, the fund owned securities issued by ABN Amro NV, valued in aggregate at $1,177,860. Except as noted, the fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.]

PAGE


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The fund has entered into an agreement with Distributors, under which the fund will issue shares at Net Asset Value to TFTC as custodian for the unit investment trust entitled Templeton Capital Accumulation Plan. (the "Plan" or "Plans"). The fund will not offer its shares publicly except through the Plans. Except in cases where planholders have liquidated their Plans and received fund shares in distribution as a result of the liquidation privilege under a Plan, it is not generally contemplated that any person, other than TFTC, as custodian, will directly hold any shares of the fund. The terms of the offering of the Plans are contained in the prospectus for the Plans.

Other funds advised by Investment Counsel, including those having capital growth as an objective, are currently being offered with a sales charge that, when compared to the early years of a Plan, would be less than the sales and creation charges for the Plans. Investors wishing information on any of these funds may contact Distributors at the address shown on the cover.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

The Prospectus describes the manner in which the fund's shares may be exchanged by investors who hold shares directly. See "May I Exchange Shares for Shares of Another Fund?" Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

The proceeds from the sale of shares of an investment company are generally not available until the seventh business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

The Prospectus describes the manner in which the fund's shares may be redeemed by investors who hold shares directly. See "How Do I Sell Shares?"

SYSTEMATIC WITHDRAWAL PROGRAM. There are no service charges for making regular cash withdrawals under our systematic withdrawal program. Under this program, any distributions paid by the fund will be automatically reinvested in your account. Payments under the Systematic Withdrawal Program will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.


PAGE


Redeeming shares through the Systematic Withdrawal Program may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the Systematic Withdrawal Program may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue the Systematic Withdrawal Program by notifying you in writing and will automatically discontinue the progam if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the funds net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the check remains uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such check. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.


PAGE


In most cases, if mail is returned as undeliverable we are required to take certain steps to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the Nasdaq National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Investment Counsel.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's Net Asset Value is not calculated. Thus, the calculation of the fund's Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.


PAGE


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of the fund's shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the fund's Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or Securities Dealer to perform any of the above-described functions.

DISTRIBUTIONS AND TAXES

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.


PAGE

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if such election is made.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.



PAGE

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the tax code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS The tax code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes that cause you to recognize a gain or loss. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS As a corporate shareholder, you should note that 12.01% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. Such investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

For more information, please call 1-800/ DIAL BEN to request a free copy of the Franklin Templeton Tax Information Handbook.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter for shares of the fund. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the fund's shares, aggregate underwriting commissions for the fiscal years ended August 31, 1998, 1997 and 1996 were $[ ], $5,140,712 and $5,361,206 , respectively. After allowances to dealers, Distributors retained $[ ], $529,236 and $610,774 in net underwriting discounts and commissions. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.


PAGE


HOW DOES THE FUND MEASURE
PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The fund's average annual total return does not include the effect of paying the sales charges associated with the purchase of shares of the fund through the Plans; of course, average annual total return would be lower if the sales charges were taken into account. In addition, the calculation assumes that income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable fund charges and fees.

The fund's average annual total return for the one-and five-year periods ended August 31, 1998, was []% and []%, and for the period March 1, 1991 (commencement of operations) through August 31, 1998, was []%.

These figures were calculated according to the SEC formula:

           P (1+T)(n) = ERV

where:

P         =  a hypothetical  initial  payment
             of $1,000
T         =  average annual total return
n         =  number of years
ERV       =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return does not include the effect of paying the sales and creation charges associated with the purchase of shares of the fund through the Plans; of course, cumulative total return would be lower if the sales and creation charges were taken into account. In addition, the calculation assumes that income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the fund's actual return for a specified period rather than on its average return over one-, five- and ten- year periods, or fractional portion thereof. The fund's cumulative total return for the one- and five-year periods ended August 31, 1998, was [ ]% and [ ]%, and for the period March 1, 1991 (commencement of operations) through August 31, 1998, was [ ]%.


PAGE

VOLATILITY

Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and Investment Counsel may also refer to the following information:

(a) Investment Counsel's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

(c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.


PAGE


(d) The geographic and industry distribution of the fund's portfolio and its top ten holdings.

(e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(f) To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

(g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

i) Allegorical stories illustrating the importance of persistent long-term investing.

(j) The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(l) The number of shareholders in the fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(n) Quotations from the Templeton organization's founder, Sir John Templeton,/*/ advocating the virtues of diversification and long-term investing, including the following:

    /bullet/   "Never follow the crowd. Superior performance is possible
                only if you invest differently from the crowd."

--------------------

* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.


PAGE



    /bullet/   "Diversify by company, by industry and by country."

    /bullet/   "Always maintain a long-term perspective."

    /bullet/   "Invest for maximum total real return."

    /bullet/   "Invest -- don't trade or speculate."

    /bullet/   "Remain flexible and open-minded about types of investment."

    /bullet/   "Buy low."

    /bullet/   "When buying stocks, search for bargains among quality stocks."

    /bullet/   "Buy value, not market trends or the economic outlook."

    /bullet/ "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

    /bullet/   "Do your homework or hire wise experts to help you."

    /bullet/   "Aggressively monitor your investments."

    /bullet/   "Don't panic."

    /bullet/   "Learn from your mistakes."

    /bullet/   "Outperforming the market is a difficult task."

    /bullet/ "An investor who has all the answers doesn't even understand all the questions."

    /bullet/   "There's no free lunch."

    /bullet/ "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.


PAGE


The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $[236] billion in assets under management for more than [6] million U.S. based mutual fund shareholders and other accounts. The Franklin Templeton Group of Funds offers [119] U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While may of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investments.

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. [To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the fund's outstanding shares.]

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and their shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests have been planned to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also in the process of developing contingency plans for Year 2000 failures. In an operation as complex and geographically distributed as Resources' business, however, this means identifying only those mission critical systems for which it is practical to develop a contingency plan.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the fund's Annual Report to Shareholders, for the fiscal year ended August 31, 1998, including the auditors' report, are incorporated herein by reference.


PAGE


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit

CLASS I - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the fund are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R)and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the fund's investment manager

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NASDAQ - National Association of Securities Dealers Automated Quotations

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


PAGE


OFFERING PRICE - The public offering price is the Net Asset Value per share. Shares of the fund may be initially acquired through an investment in Templeton Capital Accumulation Plan. The charges for the first year of a Plan can amount to 50% of the amounts paid during that year under the Plan.

PROSPECTUS - The prospectus for the fund dated December 31, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TFTC - Templeton Funds Trust Company, the custodian for the Plans as described in the Plan prospectus

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


PAGE


APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


PAGE


Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC - rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (--): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

PAGE


P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.










PAGE
                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL STATEMENTS:

                  Not Applicable

         (B)  EXHIBITS

                  (1)      Articles of Incorporation**

                  (2)      By-laws (as amended and restated October 19, 1996)*

                  (3)      Not Applicable

                  (4)      Specimen of certificate of Common Stock ***

                  (5)      Form of Investment Management Agreement**

                  (6)      (A) Distribution Agreement**

                           (B) Form of Dealer Agreement

                           (C) Amendment of Dealer Agreement

                  (7)      Not Applicable

                  (8)      (A) Custody Agreement**
                           (B) Amendment dated March 3, 1998 to the
                                Custody Agreement
                           (C) Amendment No. 2 dated July 23, 1998 to the
                                Custody Agreement

                  (9)      (A) Fund Administration Agreement*

                           (B) Form of Transfer Agent Agreement**

                  (10)     Opinion and consent of counsel

                  (11)     Not Applicable

                  (12)     Not Applicable

                  (13)     Initial capital agreement ***

                  (14)     Not Applicable

                  (15)     Not Applicable

                 (16) Schedule showing computation of performance quotations provided in response to Item 22**

                  (17)     Assistant Secretary's Certificate pursuant to
                           Rule 483(b)**

                  (27)     Not Applicable

--------------------
* Previously filed with Post-Effective Amendment No. 8 on December 31, 1996. ** Previously filed with Post-Effective Amendment No. 7 on December 29, 1995. *** Previously filed with Pre-Effective Amendment No. 2 on February 28, 1991.


PAGE


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

ITEM 26. NUMBER OF RECORD HOLDERS

         Shares of common stock, par value $0.01 per Share: 38,901 record holders as of September 30, 1998

ITEM 27. INDEMNIFICATION

          Article  5.2 of the  Registrant's  By-Laws,  filed as  Exhibit  2, the
          Investment   Management Agreement filed  as Exhibit  5  and  the
          Distribution Agreement filed as Exhibit 6 which was previously filed with Post-Effective Amendment No. 7 on December 29, 1995.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant by the Registrant pursuant to the By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          The business and other connections of Registrant's investment manager, Templeton Investment Counsel, Inc., are described in Parts A and B.

          For information relating to the investment manager's officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Templeton Investment Counsel, Inc.

ITEM 29. PRINCIPAL UNDERWRITERS

        (a) Franklin Templeton Distributors, Inc. also acts as principal underwriter of shares of:

                 Templeton American Trust, Inc.
                 Templeton Developing Markets Trust
                 Templeton Funds, Inc.
                 Templeton Global Investment Trust
                 Templeton Global Opportunities Trust
                 Templeton Global Smaller Companies Fund, Inc.
                 Templeton Global Real Estate Fund
                 Templeton Growth Fund, Inc.
                 Templeton Income Trust
                 Templeton Institutional Funds, Inc.
                 Templeton Variable Products Series Fund

                 Franklin Asset Allocation Fund
                 Franklin California Tax Free Income Fund, Inc.
                 Franklin California Tax Free Trust
                 Franklin Custodian Funds, Inc.
                 Franklin Equity Fund
                 Franklin Federal Money Fund
                 Franklin Federal Tax-Free Income Fund
                 Franklin Floating  Rate Trust
                 Franklin Gold Fund
                 Franklin High Income Trust
                 Franklin Investors Securities Trust
                 Franklin Managed Trust
                 Franklin Money Fund
                 Franklin Municipal Securities Trust
                 Franklin Mutual Series Fund, Inc.
                 Franklin New York Tax-Free Income Fund
                 Franklin New York Tax-Free Trust
                 Franklin Real Estate Securities Fund
                 Franklin Strategic Mortgage Portfolio
                 Franklin Strategic Series
                 Franklin Tax-Exempt Money Fund
                 Franklin Tax-Free Trust
                 Franklin Templeton Fund Allocator Series
                 Franklin Templeton International Trust
                 Franklin Templeton Money  Fund
                 Franklin Templeton Global Trust
                 Franklin Value Investors Trust
                 Institutional Fiduciary Trust

     (b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securiteis and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

     (c) Not applicable. Registrant's principal underwriter is an affliated person of Registrant.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

          Certain accounts, books, and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act and the rules thereunder are located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. Other records are maintained at the offices of Franklin Templeton Investor Services, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205 and Franklin Resources, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

ITEM 31. MANAGEMENT SERVICES

                  Not Applicable.

ITEM 32. UNDERTAKINGS

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Registrant undertakes to furnish to each person to whom a Prospectus is provided a copy of such Fund's latest Annual Report, upon request and without charge.

                  (d) Registrant undertakes to call a meeting of the
                      shareholders, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a director or directors, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.


PAGE


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ft. Lauderdale, Florida on this 28th day of October, 1998.

                                   TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
                                            (Registrant)

                                    By:
                                            Gary P. Motyl*
                                            President

*By:/s/BARBARA J. GREEN
       Barbara J. Green
       as attorney-in-fact**

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



    SIGNATURE                                       TITLE                              DATE
---------------------------------------------------------------------------------------------------

-------------------------
Gary P. Motyl*                                President (Chief Executive         October 28, 1998
                                              Officer)


------------------------                      Director, Chairman and
Charles B. Johnson*                           Vice President                     October 28, 1998


-------------------------
Betty P. Krahmer*                             Director                           October 28, 1998


-------------------------
Fred R. Millsaps*                             Director                           October 28, 1998


-------------------------
John Wm. Galbraith*                           Director                           October 28, 1998


-------------------------
Charles E. Johnson*                           Director                           October 28, 1998


-------------------------
Harris J. Ashton*                             Director                           October 28, 1998


-------------------------
S. Joseph Fortunato*                          Director                           October 28, 1998



-------------------------
Andrew H. Hines, Jr.*                         Director                           October 28, 1998


-------------------------
Gordon S. Macklin*                            Director                           October 28, 1998


-------------------------
Nicholas F. Brady*                            Director                           October 28, 1998



-------------------------
James R. Baio*                                Treasurer (Chief Financial         October 28, 1998
                                              and Accounting  Officer)



*By:/s/BARBARA J. GREEN
       Barbara J. Green
       as attorney-in-fact**

-------------------

** Powers of Attorney were previously filed in Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Templeton Capital Accumulator Fund, Inc. (File No. 33-37338), filed on December 31, 1996.


PAGE


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               EXHIBITS FILED WITH
                        POST-EFFECTIVE AMENDMENT NO. 10 TO
                            REGISTRATION STATEMENT ON
                                    FORM N-1A

                    TEMPLETON CAPITAL ACCUMULATOR FUNDS, INC.


PAGE



                                  EXHIBIT LIST



              EXHIBIT NUMBER             NAME OF EXHIBIT
              ---------------           ----------------


                  ( 6)            (B) Form of Dealer Agreement dated
                                      March 1, 1998
                                  (C) Amendment of Dealer Agreement dated
                                      May 15, 1998

                  ( 6)            (B) Amendment dated March 3, 1998 to the
                                      Custody Agreement
                                  (C) Amendment No. 2 dated July 23, 1998 to
                                      the Custody Agreement

                  (10)              Opinion and Consent of Counsel